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
                                                         State of California

                                                             Bill Jones

[LOGO]                                                   Secretary of State

                                                                                                                               LLC-1

                                                      LIMITED LIABILITY COMPANY
                                                      ARTICLES OF ORGANIZATION

                                    IMPORTANT - Read the instructions before completing the form.
                This document is presented for filing pursuant to Section 17050 of the California Corporations Code.

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   1. Limited liability company name:
         (End the same with "LLC" __ "Limited Liability Company". No periods between the letters in "LLC". "Limited" and "Company"
            may be abbreviated to "Ltd." and "Co.")

         NAP Property Managers LLC
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   2. Latest date (month/day/year) on which the limited liability company is to dissolve:
         December 31, 2016
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   3. The purpose of the limited liability company is to engage in any lawful act or activity for which a limited liability company may be organized under the Beverly-Killea Limited Liability Company Act.
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   4. Enter the name of initial agent for service of process and check the appropriate provision below:

         David M. Holmes
      --------------------------------------------------------------------------------------------------------------------, which is

         [X] an individual residing in California. Proceed to Item 5.

         [ ] a corporation which has filed a certificate pursuant to Section 1505 of the California Corporations Code. Skip Item 5
             and proceed to Item 6.
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   5. If the initial agent for service of process is an individual, enter a business or residential street address in California:

      Street address: 27281 Las Ramblas, Suite 155

      City: Mission Viejo                                     State: CALIFORNIA               Zip Code: 92691
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   6. The limited liability company will be managed by: (check one)

      [ ] one manager                               [ ] more than one manager                 [XX] limited liability company members
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   7. If other matters are to be included in the Articles of Organization attach one or more separate pages.
      Number of pages attached, if any:
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   8. It is hereby declared that I am the person who                                   For Secretary of State Use
      executed this instrument, which execution is
      my act and deed.
                                                                                              101 996 283028

   /s/ Michael K. Inglis
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   Signature of organizer                                                                          FILED
                                                                                    In the office of the Secretary of State
   Michael K. Inglis                                                                        of the State of California
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   Type or print name of organizer
                                                                                                  OCT - 9 1996
   Date: October 8, 1996


                                                                                                 /s/ BILL JONES
                                                                                          BILL JONES, Secretary of State [SEAL]
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   LLC-1                    Approved by the Secretary of State
   Filing Fee $70                                         1/96
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